Hussman Strategic Growth Fund
(a series of Hussman Investment Trust)

Supplement to the Prospectus Dated November 1, 2011

The following disclosure should be read in connection with What are the Fund’s Principal Investment Strategies? beginning on page 2 of the Prospectus:

The portion of the Fund’s net assets invested at any given time in securities of issuers engaged in industries within a particular business sector is affected by valuation considerations and other investment characteristics of that sector.  As a result, the Fund’s investments in various business sectors generally will change over time, and a significant allocation to any particular sector does not represent an investment policy or investment strategy to invest in that sector.

The following disclosure should be read in connection with What are the Principal Risks of Investing in the Fund? beginning on page 4 of the Prospectus:

At times when the Fund emphasizes investment in one or more particular business sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors.  This may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share.  As of December 31, 2011, the Fund had 33.5% of the value of its net assets invested in stocks of companies in the Health Care sector.  The value of securities of these companies may be significantly affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.

The date of this Supplement is February 29, 2012.